Finance income/(expenses), net - Disclosure of detailed information about finance income (cost) (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
FINANCE INCOME
Interest income from other parties	€ 260	€ 249	€ 119
Fair value gains on derivative financial instruments	0	0	397
TOTAL FINANCE INCOME	260	249	516
FINANCE EXPENSES
Interest expense on loans	(8,238)	(7,273)	(6,162)
Interest expense on refund liabilities	(9,597)	(8,478)	(3,640)
Interest expenses on lease liabilities	(955)	(903)	(907)
Other interest expense	(264)	(309)	(30)
Fair value losses on derivative financial instruments	0	0	0
TOTAL FINANCE EXPENSES	(19,054)	(16,964)	(10,738)
FOREIGN EXCHANGE GAIN/(LOSSES), NET	(12,587)	8,130	173
FINANCE INCOME/(EXPENSES), NET	€ (31,381)	€ (8,584)	€ (10,049)